UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 25, 2006

RAM ENERGY RESOURCES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50682	20-0700684

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5100 E. Skelly Drive, Suite 650, Tulsa, Oklahoma	74135

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(918) 663-2800

______________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On September 22, 2006, the Registrant, through a wholly owned subsidiary, purchased 739,175 shares of its outstanding common stock from Amaranth, LLC in a privately negotiated transaction. The purchase price was $4.295 per share, including costs, and was funded from the Registrant’s cash on hand. The acquired shares will be held as treasury stock.

Item 9.01	Financial Statements and Exhibits.

(a)	Exhibits

Exhibit Number	Description
99.1	Press release dated September 22, 2006 regarding purchase of stock from Amaranth, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 25, 2006	RAM ENERGY RESOURCES, INC.

By:	/s/ Larry E. Lee____________________
Name: Larry E. Lee
Title: Chief Executive Officer

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